                                                                      EXHIBIT 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Robert Schneider, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of SCM Microsystems, Inc. on Form 10-K for the fiscal year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of SCM Microsystems, Inc.

                                  By:  /s/    Robert Schneider
                                       ---------------------------------
                                  Name:   Robert Schneider
                                  Title:  Chief Executive Officer

      I, Steven L. Moore, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of SCM Microsystems, Inc. on Form 10-K for the quarter ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of SCM Microsystems, Inc.

                                  By:  /s/      Steven L. Moore
                                       ---------------------------------
                                  Name:   Steven L. Moore
                                  Title:  Chief Financial Officer and Secretary